UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 20, 2011

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, CA		91320-1799
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 20, 2011, Amgen Inc. (the Company) issued a press release announcing its unaudited results of operations for the three months ended March 31, 2011 and its unaudited financial position as of March 31, 2011. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

In its press release the Company included certain historical non-U.S. Generally Accepted Accounting Principles (non-GAAP) financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission with respect to March 31, 2011 and for the three months ended March 31, 2011 and 2010. Reconciliations for such historical non-GAAP financial measures are attached to the press release set forth as Exhibit 99.1 attached hereto. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

As of March 31, 2011

As of March 31, 2011, the Company reported a non-GAAP financial measure for total outstanding debt which excluded the impact of adopting a new accounting standard, effective January 1, 2009, on the carrying values of its convertible notes. The Company believes that excluding the impact of this accounting standard on its total outstanding debt provides a supplemental measure of financial condition that will facilitate comparisons before, during and after its convertible notes are outstanding.

Three months ended March 31, 2011

For the three months ended March 31, 2011, the Company’s adjustments to GAAP financial measures relate to amounts associated with: the impact of expensing stock options; the Company’s acquisitions of Avidia, Inc. in October 2006 (the Avidia Acquisition), of Abgenix, Inc. in April 2006 (the Abgenix Acquisition) and of Immunex Corporation in July 2002 (the Immunex Acquisition); the accelerated depreciation charge for manufacturing assets resulting from our transaction with Boehringer Ingelheim (BI) involving our manufacturing operations in Fremont, California (the BI Fremont Transaction Accelerated Depreciation Charge); the loss accruals for certain facility operating leases associated with the BI Fremont transaction that will not be used in our business (the BI Fremont Transaction Lease Loss Accruals); the expense resulting from the cash settlement of unvested BioVex Group, Inc. (BioVex) employee stock options in connection with our acquisition of BioVex (the BioVex Employee Stock Option Expense); transaction costs associated with certain recently completed or announced business combinations (the 2011 Business Combination Transaction Costs); certain charges pursuant to our continuing efforts to improve cost efficiencies in our manufacturing operations (the 2011 Cost Savings Initiatives); the incremental non-cash interest expense resulting from a change in the accounting for our convertible notes effective January 1, 2009 (the Non-Cash Interest Expense); and the income tax benefit principally related to certain prior period charges excluded from non-GAAP earnings (the 2011 Income Tax Benefit). The Company’s adjustments to GAAP financial measures also include the tax effect of the adjustments in 2011, discussed below, excluding the 2011 Income Tax Benefit (the 2011 Tax Effect).

For the three months ended March 31, 2011, the Company reported non-GAAP financial results for cost of sales (excludes amortization of certain acquired intangible assets) (COS) expense, research and development (R&D) expense, selling, general and administrative (SG&A) expense, and weighted average shares used in the calculation of adjusted diluted earnings per share. COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options. COS expense was also adjusted to exclude the BI Fremont Transaction Accelerated Depreciation Charge and the BI Fremont Transaction Lease Loss Accruals. R&D expense was also adjusted to exclude the ongoing, non-cash amortization of the R&D technology intangible assets with alternative future uses acquired with the Abgenix Acquisition and the Avidia Acquisition (the R&D Technology Intangible Assets’ Amortization) and the BioVex Employee Stock Option Expense. SG&A expense was also adjusted to exclude the 2011 Business Combination Transaction Costs. Weighted average shares used in the calculation of adjusted diluted earnings per share were adjusted to exclude the related effects of expensing stock options. The Company believes that excluding the impact of expensing stock options and the related effects of expensing stock options provide supplemental measures of profitability that will facilitate comparisons between periods before and during when such expenses are incurred. The Company believes that excluding the BI Fremont Transaction Accelerated Depreciation Charge, the BI Fremont Transaction Lease Loss Accruals and the 2011 Business Combination Transaction Costs provide supplemental measures of profitability that will facilitate comparisons before, during and after such expenses are incurred. The Company believes that excluding the BioVex Employee Stock Option Expense provides a supplemental measure of profitability that will facilitate comparisons between periods in which such item did not occur. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the three months ended March 31, 2011, the Company reported non-GAAP provision for income taxes, non-GAAP net income and non-GAAP earnings per share excluding, where applicable, the foregoing expense amounts and the related effects of expensing stock options on weighted average shares used in the calculation of adjusted diluted earnings per share for the reasons discussed above, the ongoing, non-cash amortization of acquired product technology rights related to the Immunex Acquisition (primarily Enbrel®) (the Immunex Intangible Assets’ Amortization), the 2011 Cost Savings Initiatives, the Non-Cash Interest Expense, the 2011 Income Tax Benefit and the 2011 Tax effect. The Company believes that excluding the Immunex Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2011 Cost Savings Initiatives and the 2011 Income Tax Benefit provide supplemental measures of profitability that will facilitate comparisons between periods in which such items did not occur. The Company believes that excluding the Non-Cash Interest Expense provides a supplemental measure of profitability that will facilitate comparisons before, during and after such expense is incurred. The Company believes that excluding the 2011 Tax Effect provides a supplemental measure of profitability that will facilitate comparisons before, during and after the related adjustments have occurred. For the three months ended March 31, 2011, the Company also reported a non-GAAP effective tax rate that excludes the impact of the Puerto Rico excise tax. The Company believes that excluding the impact of the Puerto Rico excise tax provides a supplemental measure of profitability that will facilitate comparisons before, during and after such item is incurred.

Three months ended March 31, 2010

For the three months ended March 31, 2010, the Company’s adjustments to GAAP financial measures relate to amounts associated with: the impact of expensing stock options; the Avidia Acquisition, the Abgenix Acquisition and the Immunex Acquisition; the net awards for legal settlements (the 2010 Legal Awards); and the Non-Cash Interest Expense. The Company’s adjustments to GAAP financial measures also include the tax effect of the adjustments in 2010, discussed below (the 2010 Tax Effect).

For the three months ended March 31, 2010, the Company reported non-GAAP financial results for COS expense, R&D expense, SG&A expense, and weighted average shares used in the calculation of adjusted diluted earnings per share. COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options. R&D expense was also adjusted to exclude the R&D Technology Intangible Assets’ Amortization. Weighted average shares used in the calculation of adjusted diluted earnings per share were adjusted to exclude the related effects of expensing stock options. The Company believes that excluding the impact of expensing stock options and the related effects of expensing stock options provide supplemental measures of profitability that will facilitate comparisons between periods before and during when such expenses are incurred. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the three months ended March 31, 2010, the Company reported non-GAAP provisions for income taxes, non-GAAP adjusted net income and non-GAAP earnings per share excluding, where applicable, the foregoing expense amounts and the related effects of expensing stock options on weighted average shares used in the calculation of adjusted diluted earnings per share for the reasons discussed above, the Immunex Intangible Assets’ Amortization, the 2010 Legal Awards, the Non-Cash Interest Expense and the 2010 Tax Effect. The Company believes that excluding the Immunex Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2010 Legal Awards provides a supplemental measure of profitability that will facilitate comparisons between periods in which such item did not occur. The Company believes that excluding the Non-Cash Interest Expense provides a supplemental measure of profitability that will facilitate comparisons before, during and after such expense is incurred. The Company believes that excluding the 2010 Tax Effect provides a supplemental measure of profitability that will facilitate comparisons before, during and after the related adjustments have occurred.

The Company uses the foregoing non-GAAP financial measures in connection with its own budgeting and financial planning.

Due to the differing treatments of expensing stock options for the purpose of presenting adjusted earnings per share within and across industries, the Company also reported non-GAAP adjusted earnings per share including the impact of expensing stock options for the three months ended March 31, 2011 and 2010, as a convenience to investors.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated April 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: April 20, 2011	By:	/s/ Jonathan M. Peacock
	Name:	Jonathan M. Peacock
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press release dated April 20, 2011

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